UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported): August 4, 2010

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-8707	87-0327982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 East 1700 South, Provo, Utah	84606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 342-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this report contains forward-looking statements.  Nature’s Sunshine may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass Nature’s Sunshine’s beliefs, expectations, hopes, or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely,” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report are made as of the date hereof and are based on information available to the Company as of such date. Nature’s Sunshine assumes no obligation to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: further reviews of the Company’s financial statements by the Company and its Audit Committee; modification of the Company’s accounting practices; the outcome of the various inquiries, requests for documents and proceedings by government agencies; foreign business risks; industry cyclicality; fluctuations in customer demand and order pattern; changes in pricing and general economic conditions; as well as other risks detailed in the Company’s previous filings with the SEC.

Item 2.02        Results of Operations and Financial Condition

On July 30, 2010, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the three and six month periods ending June 30, 2010.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual general meeting of shareholders of the Company held on July 30, 2010, the shareholders approved an amendment to the Company’s 2009 Stock Incentive Plan (the “Plan”) to increase the authorized number of common shares issuable thereunder by 750,000 shares to 1,500,000 shares. Any person who is a current or prospective director, officer, employee or consultant of the Company or any of its subsidiaries is eligible to receive awards under the Plan. A description of the material terms of the Plan and the amendments thereto approved by the shareholders were included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 30, 2010 (the “Proxy Statement”).

The above description of the Plan and the amendment thereto approved by the shareholders is not intended to be complete and is qualified in its entirety by the specific language in the 2009 Stock Incentive Plan (the “Plan”), a copy of the amendment to the Plan is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

As part of the same press release issued on July 30, 2010, the Company also confirmed that effective July 1, 2010, Michael Dean assumed his new role as President and CEO of the Company as previously described in the Company’s Current Report on Form 8-K field with the SEC on March 16, 2010.

Item 5.07  Submission of Matters to a Vote of Security Holders

On July 30, 2010, the Company held its annual general meeting of shareholders, at which the following items were voted upon:

(1)                                 Election of Directors.  The Company’s shareholders elected for three-year terms all persons nominated for election as directors as set forth in the Proxy Statement.  The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld

Willem Medsag	9,265,323	210,071
Jeffrey D. Watkins	9,266,745	208,649

There were no abstentions or broker non-votes in the election of directors.

(2)                                 Amendment of the Plan.  The Company’s shareholders voted upon and approved amendments to the Plan to, among other things, increase the authorized number of common shares issuable thereunder by 750,000 shares to a total of 1,500,000 shares, as described in greater detail in the Proxy Statement.  The following table sets forth the vote of the shareholders at the meeting with respect to the amendment of the Plan:

For	Against	Abstain
9,005,467	446,935	22,993

There were 3,312,815 broker non-votes regarding the amendment of the Plan.

(3)                                 Ratification of Independent Accountants.  The Company’s shareholders voted upon and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2010.  The following table sets forth the vote of the shareholders at the meeting with respect to the appointment of Deloitte & Touche LLP:

For	Against	Abstain
12,607,339	176,488	4,382

There were no broker non-votes in the ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2010.

Item 9.01        Financial Statements and Exhibits

(d)        The following documents are filed as exhibits to this report:

Item No.	Exhibit
10.1	Amendment No. 1 to Nature’s Sunshine Product’s, Inc. 2009 Stock Incentive Plan
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated July 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2010	NATURE’S SUNSHINE PRODUCTS, INC.

	By:	/s/ Stephen M. Bunker
Stephen M. Bunker
Vice President, Chief Financial Officer, and Treasurer